UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFS Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
OFS Capital Corporation Stockholder Meeting to Be Held on June 6, 2017.

OFS CAPITAL CORPORATION 10 SOUTH WACKER DRIVE SUITE 2500 CHICAGO, IL 60606
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 11, 2017
Date: June 6, 2017
Time: 10:00 a.m., Central Time
Location: 10 South Wacker Drive
                                    12th Floor, Conference Center — Madison Room
                                    Chicago, Illinois 60606.

You are receiving this communication because you hold shares in OFS Capital Corporation.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.    Notice
2.    Proxy Statement
3.    Annual Report on Form 10-K
How to View Online:
Have available the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com
How to Request a PAPER or E-MAIL Copy of the Proxy Materials:
Please choose one of the following methods to make your request on or before May 23, 2017 to facilitate timely delivery. There is no charge for requesting a copy. Unless requested by the means provided below, you will otherwise not receive a paper or email copy of the Proxy Materials.

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:                                                      sendmaterial@proxyvote.com

* Send a blank e-mail with the information that is printed in the box marked by the arrow
    (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: All stockholders as of the record date, April 11, 2017 may vote in person at the meeting. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; telephone: (847) 734-2000.

Vote By Internet: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
 (located on the following page) available and follow the instructions.

Note: No personal information, other than the control number located on the following page, is necessary to execute your proxy.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR all listed Director nominees and FOR Proposal 2.
Election of Directors

1.
The election of the following two persons (except as marked to the contrary) as directors who will serve as Class II directors of OFS Capital Corporation until 2020, or until their successors are elected and qualified.

Nominees: Class II Directors
01)    Robert J. Cresci
02)    Bilal Rashid

2.	The ratification of the selection by the Audit Committee of our board of directors of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Note:	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.